                                                                    EXHIBIT 10.7



                                CHOICEPOINT INC.

                           DEFERRED COMPENSATION PLAN
                           (EFFECTIVE JULY 30, 1997)

                              TABLE OF CONTENTS

ARTICLE I.        PREFACE.........................................................................................1


   SECTION 1.1.            Effective Date.........................................................................1
   SECTION 1.2.            Purpose of the Plan....................................................................1
   SECTION 1.3.            Governing Law..........................................................................1
   SECTION 1.4.            Gender and Number......................................................................1


ARTICLE II.       DEFINITIONS.....................................................................................2


   SECTION 2.1.            Account................................................................................2
   SECTION 2.2.            Beneficiary............................................................................2
   SECTION 2.3.            Benefit................................................................................2
   SECTION 2.4.            Change in Control......................................................................2
   SECTION 2.5.            ChoicePoint Inc. Stock Fund............................................................3
   SECTION 2.6.            Code...................................................................................3
   SECTION 2.7.            Company................................................................................3
   SECTION 2.8.            Committee..............................................................................3
   SECTION 2.9.            Compensation...........................................................................4
   SECTION 2.10.           Controlled Group.......................................................................4
   SECTION 2.11.           Disability.............................................................................4
   SECTION 2.12.           Employee...............................................................................4
   SECTION 2.13.           Employer...............................................................................4
   SECTION 2.14.           Equity Index Fund......................................................................4
   SECTION 2.15.           Excess Benefit.........................................................................4
   SECTION 2.16.           Fixed Income Fund......................................................................4
   SECTION 2.17.           Hardship...............................................................................4
   SECTION 2.18.           Insolvent..............................................................................5
   SECTION 2.19.           Nonemployee Director...................................................................5
   SECTION 2.20.           Participant............................................................................5
   SECTION 2.21.           Plan...................................................................................5
   SECTION 2.22.           Plan Administrator.....................................................................5
   SECTION 2.23.           Plan Year..............................................................................5
   SECTION 2.24.           Short Term Income Fund.................................................................5
   SECTION 2.25.           Transition Benefit Plan................................................................5
   SECTION 2.26.           Valuation Date.........................................................................5
   SECTION 2.27.           401(k) Plan............................................................................5


ARTICLE III.               CONTRIBUTIONS..........................................................................6

   SECTION 3.1.            Excess Elective Contributions..........................................................6
   SECTION 3.2.            Additional Voluntary Contributions.....................................................6
   SECTION 3.3.            Effect and Duration of Excess Elective Contributions or Additional Voluntary
                           Contributions..........................................................................6
   SECTION 3.4.            Excess Matching Contributions..........................................................7
   SECTION 3.5.            Excess Profit-Sharing Contributions....................................................7
   SECTION 3.6.            Excess Transition Benefit Plan Contributions...........................................7
   SECTION 3.7.            Additional Company Contributions Account...............................................8
   SECTION 3.8.            Time of Election.......................................................................8

ARTICLE IV.                DEFERRALS BY NONEMPLOYEE DIRECTORS.....................................................8

   SECTION 4.1.            Deferrals by Nonemployee Directors.....................................................8
   SECTION 4.2.            Effect and Duration of Election........................................................9


ARTICLE V.        SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN BENEFITS.................................................9

   SECTION 5.1.            Supplemental Executive Retirement Plan Credit..........................................9
   SECTION 5.2.            Vesting................................................................................9
   SECTION 5.3.            Deemed Investment.....................................................................10


ARTICLE VI.       TRANSFERRED BENEFITS...........................................................................10


ARTICLE VII.      ACCOUNT ADMINISTRATION.........................................................................10

   SECTION 7.1.            Account Earnings Credit...............................................................10
   SECTION 7.2.            Investment Election...................................................................10
   SECTION 7.3.            Investment Funds......................................................................11
   SECTION 7.4.            Participant's Accounts................................................................11
   SECTION 7.5.            Statements............................................................................12


ARTICLE VIII.     VESTING........................................................................................12


ARTICLE IX.       DISTRIBUTION OF BENEFITS TO PARTICIPANTS.......................................................12

   SECTION 9.1.            Deferral Election Form................................................................12
   SECTION 9.2.            Time and Manner of Payment............................................................13
   SECTION 9.3.            Liability for Payment/Expenses........................................................13
   SECTION 9.4.            SERP Benefits Upon Disability.........................................................14


ARTICLE X.        DEATH BENEFITS.................................................................................14

   SECTION 10.1.           Beneficiary Designations..............................................................14
   SECTION 10.2.           Distribution to Beneficiaries.........................................................14

ARTICLE XI.       MISCELLANEOUS..................................................................................15

   SECTION 11.1.           Liability of Employers................................................................15
   SECTION 11.2.           Limitation on Rights of Participants and Beneficiaries - No Lien......................15
   SECTION 11.3.           No Guarantee of Employment............................................................15
   SECTION 11.4.           Payment to Guardian...................................................................15
   SECTION 11.5.           Assignment............................................................................15
   SECTION 11.6.           Severability..........................................................................15
   SECTION 11.7.           Adoption by Other Employers...........................................................16
   SECTION 11.8.           Tax Withholding.......................................................................16
   SECTION 11.9.           Effect on other Benefits..............................................................16

ARTICLE XII.      ADMINISTRATION OF THE PLAN.....................................................................16

   SECTION 12.1.           Administration........................................................................16
   SECTION 12.2.           Regulations...........................................................................17
   SECTION 12.3.           Claims Procedures.....................................................................17
   SECTION 12.4.           Revocability of Plan Administrator/Employer Action....................................18
   SECTION 12.5.           Amendment.............................................................................18
   SECTION 12.6.           Termination...........................................................................18

                           DEFERRED COMPENSATION PLAN

         ChoicePoint Inc. (the "Company") does hereby adopt this ChoicePoint Inc. Deferred Compensation Plan, effective July 30, 1997.


                                   ARTICLE I.
                                     PREFACE

         SECTION 1.1. Effective Date. The effective date of this Plan is July 30, 1997.

         SECTION 1.2. Purpose of the Plan. The purposes of this Plan are to provide unfunded deferred compensation to certain persons as follows:

                  (a) To provide for a select group of highly compensated management Employees of the Company (and certain affiliated companies) benefits they would have received under the 401(k) Plan and certain other plans of the Company but for the limitations imposed under Sections 402(g), 401(a) (17), 401(k)(3), 401(m) and 415 of the Internal Revenue Code of 1986, as amended ("Code");

                  (b) To permit the election by members of said group of Employees, or of nonemployee members of the Board of Directors of the Company or certain affiliated companies to defer additional compensation;

                  (c) To provide a Supplemental Executive Retirement Plan Benefit to certain Employees designated by the Company; and

                  (d) To provide benefits credited for certain participants under the Equifax Inc. SERP and the Equifax Inc. Deferred Compensation Plan who elected that their benefits should be provided pursuant to this Plan.

         SECTION 1.3. Governing Law. This Plan shall be regulated, construed and administered under the laws of the State of Georgia, except when preempted by federal law.

         SECTION 1.4. Gender and Number. For purposes of interpreting the provisions of this Plan, the masculine gender shall be deemed to include the feminine, the feminine gender shall be deemed to include the masculine, and the singular shall include the plural unless otherwise clearly required by the context.

                                   ARTICLE II.
                                   DEFINITIONS

         Except as otherwise provided in the Plan, terms defined in the 401(k) Plan, as amended from time to time, shall have the same meanings when used herein, unless a different meaning is clearly required by the context of this Plan. In addition, the following words and phrases shall have the following respective meanings for purposes of this Plan.

         SECTION 2.1. Account shall mean the record maintained in accordance with Section 7.4 by the Employer as the sum of the Participant's Excess Elective Contribution Account, Additional Voluntary Contributions Account, Excess Matching Account, Excess Profit-Sharing Account, Excess Transition Benefit Plan Account, Additional Company Contributions Account, SERP Account, Transferred Benefit Account and the Nonemployee Director's Deferral Account, as applicable.

         SECTION 2.2. Beneficiary shall mean the person or persons designated by the Participant as his Beneficiary under this Plan, in accordance with the provisions of Article X hereof.

         SECTION 2.3. Benefit shall mean the value as of any given date of the contributions and appropriate investment experience credited to a Participant's Account identified in Section 2.1.

         SECTION 2.4. Change in Control shall mean the occurrence of any of the following events:

                  (a) The Company is merged or consolidated or reorganized into or with another corporation or other legal person, and as a result of such merger, consolidation or reorganization less than a majority of the combined voting power of the then-outstanding securities of such corporation or person immediately after such transaction are held in the aggregate by the holders of the then outstanding securities entitled to vote generally in the election of Directors of the Company ("Voting Shares") immediately prior to such transaction;

                  (b) The Company sells or otherwise transfers all or substantially all of its assets to any other corporation or other legal person, less than a majority of the combined voting power of the then-outstanding securities of such corporation or person immediately after such sale or transfer is held in the aggregate by the holders of Voting Shares immediately prior to such sale or transfer;

                  (c) There is a report filed on Schedule 13D or Schedule 14D-1 (or any successor schedule, form or report), each as promulgated pursuant to the Exchange Act, disclosing that any person (as the term "person" is used in Section 13(d)(3) or Section 14(d)(2) of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, as such law, rules and regulations may be amended from time to time ("Exchange Act")) has become the beneficial owner (as the term "beneficial owner" is defined under Rule 13d-3 or any successor rule or regulation promulgated under the Exchange Act) of securities representing 30% or more of the Voting Shares;

                  (d) The Company files a report or proxy statement with the Securities and Exchange Commission pursuant to the Exchange Act disclosing in response to Form 8-K or Schedule 14A (or any successor schedule, form or report or item therein) that a change in control of the Company has or may have occurred or will or may occur in the future pursuant to any then-existing contract or transaction; or

                  (e) If during any period of two consecutive years, individuals who at the beginning of any such period constitute the Directors of the Company cease for any reason to constitute at least a majority thereof, unless the election, or the nomination for election by the Company's shareholders, of each Director of the Company first elected during such period was approved by a vote of at least two-thirds of the Directors of the Company then still in office who were Directors of the Company at the beginning of any such period.

                  f) Notwithstanding the foregoing provisions of Section 2.4(c) and (d) above, a "Change in Control" shall not be deemed to have occurred for purposes of this Plan (i) solely because (A) the Company, (B) a Subsidiary, (C) any Company-sponsored employee stock ownership plan or other employee benefit plan of the Company, or (D) any Employee either files or becomes obligated to file a report or proxy statement under or in response to Schedule 13D, Schedule 14D-1, Form 8-K or Schedule 14A (or any successor schedule, form or report or item therein) under the Exchange Act, disclosing beneficial ownership by it of shares of Voting Shares, whether in excess of 30% or otherwise, or because the Company reports that a change of control of the Company has or may have occurred or will or may occur in the future by reason of such beneficial ownership or
(ii) solely because of a change in control of any subsidiary of the Company.

                  (g) Notwithstanding the foregoing provisions of this Section 2.4, if prior to any event described in paragraphs (a), (b), (c) or (d) of this
Section 2.4 instituted by any person who is not an officer or director of the Company, or prior to any disclosed proposal instituted by any person who is not an officer or director of the Company which could lead to any such event, management proposes any restructuring of the Company which ultimately leads to an event described in paragraphs (a), (b), (c) or (d) of this Section 2.4 pursuant to such management proposal, then a "Change in Control" shall not be deemed to have occurred for purposes of this Plan.

         SECTION 2.5. ChoicePoint Inc. Stock Fund shall mean a hypothetical fund established for each Participant to reflect the value of the Participant's Account, or portion thereof, invested in said fund. Said fund shall be credited with shares and fractional shares of Company common stock at the time of any addition to the Fund which are equal to the dollar amount of the addition divided by the value of a share of Company common stock. Said value shall be determined by the Plan Administrator, according to a procedure consistently applied, on the date of each said addition. Dividends paid on shares of the Company's common stock shall be calculated in dollars based on the number of shares held in the fund and shall be similarly converted into shares and credited to the fund as of the date paid, as additional hypothetical earnings experienced by the fund. Transfers out of said fund shall be made in dollar amounts, and the fund shall be reduced by the number of shares required, based on the value of the Company's common stock on the date of transfer.

         SECTION 2.6. Code shall mean the Internal Revenue Code of 1986, as amended.

         SECTION 2.7. Company shall mean ChoicePoint Inc.

         SECTION 2.8. Committee shall mean the Management Compensation and Benefits Committee of the Board of Directors of the Company.

         SECTION 2.9. Compensation shall mean, with respect to an Employee, the total compensation paid to a Participant by an Employer for services as an Employee for a Plan Year, including overtime, overtime premium, bonuses, commissions, and amounts received pursuant to a sick pay plan or short-term disability plan (but not a long term disability plan) maintained by an Employer, including the amount of "Elective Contributions" and other pre-tax contributions to the 401(k) Plan, but excluding benefits received under the Plan or any employee pension or welfare plan (other than an Employer's sick pay plan or short-term disability plan), and exclusive of any program of additional benefits or compensation payable other than in cash, and exclusive of any benefits awarded or payable under the Company's Omnibus Stock Incentive Plan (or any similar plan or program) whether or not taxable to the Participant. With respect to Nonemployee Directors, Compensation shall mean the fees paid to a Nonemployee Director during a Plan Year, regardless of whether deferred pursuant to the Plan.

         SECTION 2.10. Controlled Group means the Company and any other corporation which is a member of the controlled group of corporations of which the Company is a member as defined in section 414(b) of the Code.

         SECTION 2.11. Disability shall mean the inability of a Participant to perform his material and substantial duties for the Employer by reason of mental or physical illness, injury or disease which is expected to result in death or be of indefinite duration.

         SECTION 2.12. Employee shall mean a person who (a) performs services for an Employer (b) is a common law employee of such an Employer, and (c) is classified on the Employer's records, and paid, as a salaried employee of the Employer.

         SECTION 2.13. Employer shall mean the Company and any other Controlled Group member that adopts this Plan pursuant to Section 11.7.

         SECTION 2.14. Equity Index Fund shall mean the Spartan U.S. Equity Index Portfolio under the 401(k) Plan or any equivalent equity index fund which is designated by the Plan Administrator as the successor to the Spartan U.S. Equity Index Portfolio.

         SECTION 2.15. Excess Benefit shall mean an Excess Elective Contribution Benefit, an Excess Matching Benefit, Excess Profit-Sharing Benefit and an Excess Transition Benefit (as described in Article III) which is payable to or with respect to a Participant under this Plan.

         SECTION 2.16. Fixed Income Fund shall mean the Fidelity U.S. Bond Portfolio under the 401(k) Plan or any equivalent fixed income fund which is designated by the Plan Administrator as the successor to the Fidelity U.S. Bond Index Portfolio.

         SECTION 2.17. Hardship shall mean an event which results (or will result) in severe financial hardship to the Participant. Whether a hardship exists shall be determined consistent with the general rules and standards set forth in Section 1.401(k)-1(d)(2)(iii) of the Treasury Regulations or a successor regulation.

         SECTION 2.18. Insolvent. For purposes of this Plan, an Employer shall be considered Insolvent at such time as it (a) is unable to pay its debts as they mature, or (b) is subject to a pending voluntary or involuntary proceeding as a debtor under the United States Bankruptcy Code, as heretofore or hereafter amended.

         SECTION 2.19. Nonemployee Director shall mean a member of the Board of Directors of the Company or any corporation which is a member of the same Controlled Group who is not also a common law employee of any of said entities.

         SECTION 2.20. Participant. For a particular Plan Year, the term Participant shall mean (a) any Employee designated by the Chief Executive Officer of the Company as eligible to participate in the Plan; or (b) any Nonemployee Director. So long as such a person has an undistributed benefit under the Plan, he shall continue to be a Participant even though he is no longer an Employee or Director.

         SECTION 2.21. Plan shall mean the ChoicePoint Inc. Deferred Compensation Plan, as set forth herein or as duly amended.


         SECTION 2.22. Plan Administrator shall mean the Chief Financial Officer and the Vice President, Compensation and Benefits, of the Company or the person or persons appointed by the Committee or the Board of Directors to administer the Plan pursuant to Article XII.

         SECTION 2.23. Plan Year shall mean the calendar year; provided, however, that the first Plan Year shall begin on the Effective Date and end on December 31, 1997.

         SECTION 2.24. Short Term Income Fund shall mean the Managed Income Portfolio under the 401(k) Plan or any equivalent short-term income fund thereunder which is designated by the Plan Administrator as the successor to the Managed Income Portfolio.

         SECTION 2.25. Transition Benefit Plan shall mean the ChoicePoint Inc. Transition Benefit Plan as in effect from time to time.

         SECTION 2.26. Valuation Date shall mean the last business day of each Plan Year, or such more frequent date determined by the Plan Administrator and communicated to the Participants.

         SECTION 2.27. 401(k) Plan shall mean the ChoicePoint Inc. 401(k) Profit Sharing Plan (or any successor plan).

                                  ARTICLE III.
                                  CONTRIBUTIONS

         SECTION 3.1. Excess Elective Contributions.


                  (a) Amount of Excess Elective Contributions. Each Participant may, prior to the first day of any Plan Year starting with the 1998 Plan Year or within 30 days after becoming a Participant hereunder in any Plan Year beginning on or after January 1, 1998, by completing a Deferral Election Form or other form approved by the Company, direct his Employer:

                           (i) to reduce his Compensation by a certain
                  percentage, in 1% increments, with a maximum of 6%, of his Compensation beginning with the payroll period following the payroll period in which the cumulative total of the "Elective Contributions" with respect to the Participant for the Plan Year under the 401(k) Plan has reached the maximum amount permissible, consistent with Section 402(g) of the Code and the limitations of Section 401(k)(3) of the Code; and

                           (ii) to credit the deferrals to the Excess Elective
                  Contributions Account described in Section 7.4 at the times described therein.

                  (b) Coordination with Section 401(k) Plan. As soon as practicable after the beginning of each Plan Year starting with the 1998 Plan Year, and not later than the March 31 following the end of such Plan Year, the Company will perform or cause to be performed an actual deferral percentage test to determine the maximum amount of additional Elective Contributions that could be made for such Plan Year, consistent with Section 402(g) of the Code and the limitations of Section 401(k)(3) of the Code, on behalf of the Participant as a participant in the 401(k) Plan. When said amount of Elective Contributions has been determined and when the Participant's current compensation has been reduced accordingly, the deferral election under subsection (a) above shall become effective.

         SECTION 3.2. Additional Voluntary Contributions. In addition to other deferrals hereunder, a Participant may, by completing a Deferral Election Form or other form approved by the Company, direct his Employer to reduce his Compensation for the period for which said election is effective by a certain percentage of his Compensation, in 1% increments, with a maximum as determined and communicated by the Plan Administrator, (excluding any Compensation deferred pursuant to Section 3.1(a) or withheld or deducted for other purposes, such as insurance premiums, charitable contributions, tax withholdings and the like, pursuant to Company policy), and to credit the deferrals to the Additional Voluntary Contributions Account described in Section 7.4 at the times described therein. Any such direction may pertain to Compensation exclusive of any bonus, or to any bonus separately, or to all elements of Compensation.

         SECTION 3.3. Effect and Duration of Excess Elective Contributions or Additional Voluntary Contributions. Any direction by a Participant to make deferrals of Excess Elective Contributions or Additional Voluntary Contributions hereunder shall be effective with respect to Compensation otherwise payable to the Participant during the Plan Year for which the election is effective, and the Participant shall not be eligible to receive as part of his compensation an amount equal to such Excess Elective Contributions or Additional Voluntary Contributions. Instead, such amounts shall be credited to the Participant's Account as provided in Section 7.4. Any directions made in accordance with Subsections (a) or (b) of Section 3.1 or with Section 3.2 above shall be irrevocable for the Plan Year in question and shall remain in effect for subsequent Plan Years unless the directions are changed or terminated by the Participant, on the appropriate form provided by the Plan Administrator, prior to the first day of such subsequent Plan Year. Notwithstanding the foregoing, a Participant's direction to make deferrals of Excess Elective Contributions or Additional Voluntary Contributions shall automatically terminate on the earlier of the date on which (i) the Participant ceases employment with the Employer,
(ii) the Participant's Employer is deemed Insolvent, (iii) the Participant is no longer eligible to make deferrals of Excess Elective Contributions or Additional Voluntary Contributions hereunder or (iv) the Plan is terminated.

         Any Participant whose eligibility to make before-tax contributions to the 401(k) Plan has been suspended for any reason (including the taking of a hardship withdrawal thereunder) shall not be eligible to defer Excess Elective Contributions under this Plan for the period of his suspension from the 401(k) Plan.

         SECTION 3.4.               Excess Matching Contributions.

                  (a) Participants Eligible for the 401(k) Plan. A Participant shall have credited to his Excess Matching Account an amount equal to the portion of the Matching Elective Contributions and Matching Voluntary Contributions (as defined in the 401(k) Plan) that the Employer would contribute under Sections 3.1(b) and (c) (or successor provisions) of the 401(k) Plan (assuming his Elective Contributions had continued uninterrupted for the remainder of the Plan Year based on his election on record as of the date the applicable limitation is imposed) but that the Employee is prevented from receiving under the 401(k) Plan because of the limitations imposed under Code Sections 402(g), 401(a)(17), 401(k)(3), 401(m) and 415 of the Code
(collectively, the "Excess Matching Contributions").

                  (b) Participants Who Are Not Eligible for the 401(k) Plan. A Participant who is not eligible for the 401(k) Plan (under the terms of such Plan) shall have credited to his Excess Matching Contribution Account an amount equal to a percentage of the Participant's Additional Voluntary Contributions (to the extent that such Contributions do not exceed 6% of such Participant's Compensation), where such percentage is determined and communicated by the Plan Administrator following the end of each Plan Year.

         SECTION 3.5. Excess Profit-Sharing Contributions. A Participant shall have credited to his Excess Profit-Sharing Account an amount equal to the portion of the Company Profit-Sharing Contributions that he is prevented from receiving under the 401(k) Plan because of the limitation imposed under Code Sections 402(g), 401(a)(17), 401(k)(3), 401(m), and 415 of the Code and any
other section of the Code, or because the definition of compensation under said Plan does not include the amount of Compensation deferred under this Plan.

         SECTION 3.6. Excess Transition Benefit Plan Contributions. A Participant shall have credited to his Excess Transition Benefit Plan Account an amount equal to the portion of the Company contributions under the Company's Transition Benefit Plan that he is prevented from receiving because of the limitations imposed under Code Sections 401(a)(17) and 415 of the Code or any other Section of the Code, or because the definition of compensation under said Plan does not include the amount of Compensation deferred under this Plan.

         SECTION 3.7. Additional Company Contributions Account. A Participant shall have credited to his Additional Company Contributions Account an amount determined from time to time by the Company in its sole discretion.

         SECTION 3.8. Time of Election. Any election to defer Compensation made pursuant to the provisions of this Article III shall be made prior to January 1 of a given year if a Participant is eligible to participate in this Plan as of said date, or within thirty (30) days of the date other than January 1 as of which he is designated as a Participant, with respect to Compensation payable after the effective date of his election.


                                   ARTICLE IV.
                       DEFERRALS BY NONEMPLOYEE DIRECTORS

         SECTION 4.1.               Deferrals by Nonemployee Directors

                  (a) Election of Deferral.

                           (i) General Rule. Prior to the first day of
                  each Plan Year a Nonemployee Director may elect, by executing a Deferral Election Form in accordance with procedures prescribed by the Plan Administrator, to defer up to 100 percent (in 1 percent increments) or a specified dollar amount of the Compensation that would otherwise be payable to the Nonemployee Director for the Plan Year.

                           (ii) New Participants. In the case of a
                  deferral election which becomes effective on a date other than the first day of a Plan Year, the election shall relate only to Compensation which has not yet been earned as of the date of the Nonemployee Director's execution of the deferral election or (if later) the effective date of the deferral election.

                           (iii) Allocation to Accounts. Each deferral
                  of Compensation under this Section 4.1 shall be credited to the Nonemployee Director's Deferral Account as of the date when the amount deferred would have been paid to the Participant.

                  (b) Revocation of Election. After the beginning of a Plan Year, a Nonemployee Director may not increase, decrease, or revoke the amount of Compensation deferred for that Plan Year.

                  (c) Transferred Amounts. In addition to the amounts credited to the Nonemployee Director's Deferral Account under the foregoing provisions of this Section 4.1, there shall also be credited to such Account the amount (if any) transferred with respect to the Nonemployee Director from the Equifax Inc. Deferred Compensation Plan.

         SECTION 4.2. Effect and Duration of Election. Any direction by a Nonemployee Director to make deferrals of Compensation hereunder shall be effective with respect to Compensation otherwise payable to the Nonemployee Director during the Plan Year for which the election is effective, and the Nonemployee Director shall not be eligible to receive such Compensation currently. Instead, such amounts shall be credited to the Nonemployee Director's Deferral Account in accordance with Section 7.4. Any directions made in accordance with Section 4.1 above shall be irrevocable for the Plan Year in question and shall remain in effect for subsequent Plan Years unless the directions are changed or terminated by the Nonemployee Director, on the appropriate form provided by the Plan Administrator, prior to the first day of such subsequent Plan Year. Notwithstanding the foregoing, a Nonemployee Director's direction to make deferrals of Compensation shall automatically terminate on the earlier of the date on which (i) the Nonemployee Director ceases to serve as a director of the Company or other member of the Controlled Group, (ii) the Company is deemed Insolvent, or (iii) the Plan is terminated.


                                   ARTICLE V.
                 SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN BENEFITS

         SECTION 5.1. Supplemental Executive Retirement Plan Credit. In addition to the other amounts credited under this Plan, at the end of each Plan Year there shall be credited to a Supplemental Executive Retirement Plan Account ("SERP Account") for each eligible Participant the dollar amount or the percentage of the sum of the Participant's base salary plus annual incentive pay. The amounts credited to the SERP Account and any other amounts credited to (as adjusted for amounts debited from) the SERP Account pursuant to Section 7.4 shall constitute the SERP Benefit.

         SECTION 5.2. Vesting.

                  (a) In general, prior to the attainment of age 55, a Participant shall be 50% vested in his SERP Account.

                  (b) Upon attainment of age 55, a Participant shall be fully (100%) vested in his SERP Account.

                  (c) If a Participant's employment terminates between the ages of 50 and 55 (other than "for cause" (as defined in subsection (d)) or as a result of voluntary resignation), the Participant shall be fully (100%) vested in his SERP Account.

                  (d) Notwithstanding any other provision herein, a Participant's SERP Account and SERP Benefit shall be forfeited in the event that the Participant's employment terminates for cause. For purposes of this Plan, a termination of employment shall be considered to be "for cause" if the termination of employment results from the Participant's engaging in an act of embezzlement, theft or infraction of any criminal law involving the Company or a related entity or engaging in activities directly competitive with the Company during the individual's employment with the Company.

                  (e) A Participant shall be fully (100%) vested in his SERP Account upon termination of employment for Disability.

                  (f) Notwithstanding any other provision herein, all amounts credited to a SERP Account shall be immediately vested and nonforfeitable upon a Change in Control (as defined in Section 2.4).

         SECTION 5.3. Deemed Investment. Amounts credited to a SERP Account shall be treated as if invested in the ChoicePoint Inc. Stock Fund for purposes of determining the amount of the adjustments to be made to such Account while the Participant is an active Employee. After the Participant's employment with his Employer (or any other member of the Controlled Group) terminates, he or she may make an investment election with respect to the SERP Account in accordance with Section 7.2.


                                   ARTICLE VI.
                              TRANSFERRED BENEFITS

         In addition to the other amounts credited under this Plan, an amount shall be credited to a Transferred Benefit Account for each Participant who consents in writing to the substitution of ChoicePoint Inc. for Equifax Inc. as the obligor with respect to liabilities under the Equifax Inc. Supplemental Executive Retirement Plan. Amounts credited to a Transferred Benefit Account shall be treated as if invested in the investment fund or funds described in
Article VII pursuant to the procedures prescribed by the Plan Administrator. The amounts credited to the Participant's Transferred Benefit Account pursuant to this Article VI and Article VII, as adjusted for amounts debited from said account pursuant to Article VII shall constitute the Participant's Transferred Benefit.


                                  ARTICLE VII.
                             ACCOUNT ADMINISTRATION

         SECTION 7.1. Account Earnings Credit. As of each Valuation Date, the Accounts attributable to each Participant shall be credited with an earnings credit determined by multiplying such portion of such Participant's average Account balance during such month by the rate earned during such month by the investment fund selected by the Participant, or the ChoicePoint Inc. Stock Fund, in the case of Excess Matching Contribution Accounts and SERP Accounts; provided, however, that the Plan Administrator, in his discretion, may at any time implement procedures under which earnings credits are made on a daily basis.

         SECTION 7.2. Investment Election. Except as provided in Section 5.3, once during each month of a Plan Year, a Participant may elect, or change a prior election, to have his Account treated as if it were invested in one or more of the investment funds. A Participant may make such an election by executing and delivering to the Plan Administrator a written instrument in such form as the Plan Administrator may prescribe or approve. In the absence of such a direction, the amount credited to a Participant's Account shall be treated as if it were invested in the ChoicePoint Inc. Stock Fund. A change in election will be effective as soon as reasonably practicable after receipt by the Plan Administrator.

         SECTION 7.3. Investment Funds. The investment funds available from which each Participant may select to determine the earnings credit to be applied (see Section 7.1) to each account are as follows:

                      (a)   Fixed Income Fund

                      (b)   Equity Index Fund

                      (c)   ChoicePoint Inc. Stock Fund

                      (d)   Short Term Income Fund.

Notwithstanding the foregoing, under no circumstances shall any Employer be obligated actually to invest any amounts of the Employer's cash or other assets in any of the Investment Funds. The amount credited to a Participant's Account shall be treated as if invested in one or more of the Investment Funds solely for purposes of determining the amount of the adjustments to be made to such Account. The Plan Administrator, in his discretion, may delete one or more of the funds enumerated above in this Section 7.3, and may also add one or more additional funds (which additional funds shall be subject to deletion, in the Plan Administrator's discretion).

         SECTION 7.4. Participant's Accounts. Each Employer shall establish and maintain on its books a reserve in an aggregate amount equal to the total of the accounts for each Participant. The Plan Administrator shall maintain records for individual Participants which shall contain the following entries, as applicable:

                  (a) Amounts to an Excess Elective Contribution Account for the Excess Elective Contributions described in Section 3.1, which shall be allocated to the Account when a Participant is prevented from making an Elective Contribution under the 401(k) Plan;

                  (b) Amounts to an Additional Voluntary Contributions Account for the Additional Voluntary Contributions described in Section 3.2, which shall be credited to the Account when amounts deferred under Section 3.2 would have been paid in cash to the Participant, in the absence of a deferral election;

                  (c) Amounts to an Excess Matching Account for the Excess Matching Contributions described in Section 3.4, which shall be credited to the Account when a Participant is prevented from receiving an allocation of Matching Elective Contributions or Matching Voluntary Contributions under the 401(k) Plan;

                  (d) Amounts to an Excess Profit-Sharing Account for the Excess Profit-Sharing Contributions described in Section 3.5 which shall be credited to the Account when a Participant is prevented from receiving an allocation of Company Profit-Sharing Contributions under the 401(k) Plan;

                  (e) Amounts to an Excess Transition Benefit Plan Account described in Section 3.6 which shall be credited to the Account in accordance with procedures prescribed by the Plan Administrator;

                  (f) Amounts to an Additional Company Contributions Account described in Section 3.7 which shall be credited to the Account with procedures prescribed by the Plan Administrator.

                  (g) Amounts to a SERP Benefit Account described in Article V, which shall be credited to the Account in accordance with procedures prescribed by the Plan Administrator;

                  (h) Amounts to a Transferred Benefit Account described in
Article VI which shall be credited to the Account in accordance with procedures prescribed by the Plan Administrator;

                  (i) Amounts to a Nonemployee Director's Deferral Account described in Section 4.1, which shall be credited to the Account in Accordance with procedures prescribed by the Plan Administrator;

                  (j) Amounts to all Accounts for the earnings described in
Section 7.1 which shall continue until such Accounts have been distributed to the Participant or his Beneficiary, and

                  (k) Debits for any distributions made from the Accounts.

         SECTION 7.5. Statements. Participants shall be provided with statements of their Account balances as soon as practicable following each calendar quarter.


                                  ARTICLE VIII.
                                     VESTING

         A Participant shall always be 100% vested in amounts credited to his Account (other than the SERP Account) hereunder. Amounts credited to a Participant's SERP Account shall become vested in accordance with Section 5.2 of this Plan.


                                   ARTICLE IX.
                    DISTRIBUTION OF BENEFITS TO PARTICIPANTS

         SECTION 9.1.               Deferral Election Form.


                  (a) Deferral Period. The Deferral Election Forms described in the appropriate sections above shall also contain such Participant's election regarding the time of the commencement of payment to him of his Benefit described therein. Except as provided in Section 9.1(c), such Participant may elect that payment of his Benefit shall commence on (i) the date on which he ceases to be an Employee or a Nonemployee Director of a Controlled Group member,
(ii) the date on which he attains an age specified in the Deferral Election Form, or (iii) the earlier or later of such dates or as otherwise provided for by the Plan Administrators. In no event shall the payment of benefits commence later than on the day which is the 71st anniversary of the birth of the Participant.

                  (b) Form of Payment. In the Deferral Election Form, the Participant shall also elect whether to receive his benefits under the Plan in the form of a lump sum payment or in annual installments for a period not exceeding 20 years. Payments of benefits hereunder shall be made in the form elected by the Participant, provided that the Participant shall have made a written election with respect to the form of payment at least twelve months prior to the commencement of payments hereunder. In the event that the Participant has made more than one such election, the most recent election filed with the Plan Administrator, but no less than 12 months prior to the date payments are to commence, shall control. If the Participant fails to make a valid election with respect to the form of payment, payments hereunder shall be made in the form of a single lump sum cash payment.

                  (c) SERP Benefit Elections. By filing an election, in such form as the Plan Administrator shall prescribe, the Participant may elect separately (i) that payment of his SERP Account and his Transferred Benefit Account shall commence on the date following termination of employment on which he attains an age, no less than 55 (except in the event of a Change in Control or Disability) years and no more than 71 years, specified in the election, except when Section 5.2(d) applies; and (ii) to receive his SERP Benefit and Transferred Benefit in the form of a lump sum payment or in annual installments for a period not exceeding 20 years.

         SECTION 9.2.               Time and Manner of Payment.

                  (a) Timing. A Participant's Benefit shall be paid (or commence to be paid) to the Participant no later than the 30th day after the date specified in the Participant's Deferral Election Form pursuant to Section 9.1.

                  (b) Form. A Participant's Benefit shall be distributed to the Participant in the form(s) selected by the Participant in the Deferral Election Form pursuant to Section 9.1 with respect to such amounts. If installment payments are elected, the first installment shall be paid on the date specified in Section 9.2(a) and shall be made annually thereafter, with each installment being based on the value of the Account on the date immediately preceding the date such installment is to be paid. The installment shall be equal to such value multiplied by a fraction the numerator of which is one and the denominator of which is the total number of remaining installments to be paid. The minimum installment payment shall be $500.00.

                  (c) Hardship Distributions. Notwithstanding the foregoing, the Plan Administrator may at any time, upon written request of the Participant, cause to be paid to such Participant an amount equal to all or any part of the Participant's Account if the Plan Administrator determines, in his absolute discretion based on such reasonable evidence as he shall require, that such a payment or payments are necessary for the purpose of alleviating the consequences of a Hardship occurring with respect to the Participant. Payments of amounts because of a Hardship shall be permitted only to the extent reasonably necessary to satisfy the financial need associated with the Hardship.

                  (d) Small Accounts. Notwithstanding any provision of the Plan or a Participant's Deferral Election Form to the contrary, death, in the event that the Account of a Participant does not exceed $5,000 at the time of the Participant's termination of employment or cessation of service as a Director with all members of the Controlled Group, such Account shall automatically be paid to him in a single lump sum payment as soon as practicable following such termination of employment or cessation of service.

         SECTION 9.3. Liability for Payment/Expenses. The Company shall pay all Benefits and any administrative expenses hereunder to or on behalf of a Participant.

         SECTION 9.4. SERP Benefits Upon Disability. In the event of Disability, distribution of the SERP Account shall be made or commence to be made in accordance with the separate election that the Participant shall have executed at the time of becoming, or shortly after becoming, a Participant in the Plan with respect to SERP Benefits, in accordance with procedures prescribed by the Plan Administrator.


                                   ARTICLE X.
                                 DEATH BENEFITS

         SECTION 10.1. Beneficiary Designations. A designation of a Beneficiary hereunder may be made only by an instrument (in form acceptable to the Plan Administrator) signed by the Participant and filed with the Plan Administrator prior to the Participant's death. In the absence of such a designation and at any other time when there is no existing Beneficiary designated hereunder, the Beneficiary of a Participant for his Benefits shall be the estate of the Participant. If two or more persons designated as a Participant's Beneficiary are in existence with respect to a single Benefit, the amount of any payment to the Beneficiary under this Plan shall be divided equally among such persons unless the Participant's designation specifically provides for a different allocation. Any change in Beneficiary shall be made by giving written notice thereof to the Plan Administrator and any change shall be effective only if received by the Plan Administrator prior to the death of the Participant.

         SECTION 10.2.     Distribution to Beneficiaries.

                  (a) Amount of Benefits. The Benefits payable to a Participant's Beneficiary under this Plan shall be equal to such Participant's Account balance (or, in the case of a Participant who is not fully vested, the appropriate fraction thereof, on the date of the distribution of the Account to the Beneficiary.

                  (b) Time of Payment. The Benefits payable to a Beneficiary under this Plan shall be paid as soon as practicable following the death of the Participant.


                  (c) Manner of Payment. All Benefits payable to a Beneficiary hereunder shall be paid in the form of a lump sum payment, unless the Participant has elected on the appropriate Deferral Election Form, prior to his death, that the Benefits shall be paid to the Beneficiary (i) in the form of a lump sum, (ii) in the form of annual installments for a period not exceeding 5 years or (iii) in the form currently being paid, if payments are in pay status at the time of the death, or (iv) in such other form as the Plan Administrator has made available on the Deferral Election Form from time to time.

                                   ARTICLE XI.
                                  MISCELLANEOUS

         SECTION 11.1. Liability of Employers. Nothing in this Plan shall constitute the creation of a trust or other fiduciary relationship between an Employer and any Participant, Beneficiary or any other person.

         SECTION 11.2. Limitation on Rights of Participants and Beneficiaries - No Lien. The Plan is designed to be an unfunded, nonqualified plan. Nothing contained herein shall be deemed to create a trust or lien in favor of any Participant or Beneficiary on any assets of any Employer. The Employers shall have no obligation to purchase any assets that do not remain subject to the claims of the creditors of the Employers for use in connection with the Plan. No Participant or Beneficiary or any other person shall have any preferred claim on, or any beneficial ownership interest in, any assets of an Employer prior to the time that such assets are paid to the Participant or Beneficiary as provided herein. Each Participant and Beneficiary shall have the status of a general unsecured creditor of the Employers.

         SECTION 11.3. No Guarantee of Employment. Nothing in this Plan shall be construed as guaranteeing future employment or service as a Director to any Participant. A Participant who is an Employee continues to be an Employee of an Employer solely at the will of the Employer and is subject to discharge at any time, with or without cause.

         SECTION 11.4. Payment to Guardian. If a benefit payable hereunder is payable to a minor, to a person declared incompetent or to a person incapable of handling the disposition of his property, the Plan Administrator may direct payment of such benefit to the guardian, legal representative or person having the care and custody of such minor, incompetent or person. The Plan Administrator may require such proof of incompetency, minority, incapacity or guardianship as it may deem appropriate prior to distribution of the benefit. Such distribution shall completely discharge the Employers from all liability with respect to such benefit.

         SECTION 11.5. Assignment. No right or interest under this Plan of any Participant or Beneficiary shall be assignable or transferable in any manner or be subject to alienation, anticipation, sale, pledge, encumbrance or other legal process or in any manner be liable for or subject to the debts or liabilities of the Participant or Beneficiary.

         SECTION 11.6. Severability. If any provision of this Plan or the application thereof to any circumstance(s) or person(s) is held to be invalid by a court of competent jurisdiction, the remainder of the Plan and the application of such provision to other circumstances or persons shall not be affected thereby.

         SECTION 11.7. Adoption by Other Employers. Any member of the Controlled Group may adopt this Plan with the consent of the Plan Administrator or the Chief Executive Officer of the Company by executing an instrument evidencing its adoption of this Plan on the order of its Board of Directors and filing a copy thereof with the Company. Such adoption may be subject to such terms and conditions as the Committee requires or approves.

         SECTION 11.8. Tax Withholding. Any amount payable to a Participant or Beneficiary under this Plan shall be subject to reduction by amounts required to be withheld by the Company under any provision of law (including without limitation the provisions of federal, state, local and foreign tax laws).

         SECTION 11.9. Effect on other Benefits. Benefits payable to or with respect to a Participant under the 401(k) Plan or any other Employer-sponsored (qualified or nonqualified) plan, if any, are in addition to those provided under this Plan.


                                  ARTICLE XII.
                           ADMINISTRATION OF THE PLAN

         SECTION 12.1.     Administration.


                  (a) In general. The Plan shall be administered by the Plan Administrator. The Plan Administrator shall have sole and absolute discretion to interpret where necessary all provisions of the Plan (including, without limitation, by supplying omissions from, correcting deficiencies in, or resolving inconsistencies or ambiguities in, the language of the Plan), to determine the rights and status under the Plan of Participants, or other persons, to resolve questions or disputes arising under the Plan and to make any determinations with respect to the Benefits payable under the Plan and the persons entitled thereto as may be necessary for the purposes of the Plan. Without limiting the generality of the foregoing, the Plan Administrator is hereby granted the authority (i) to determine whether a particular Employee is a Participant, and (ii) to determine if an Employee is entitled to Benefits hereunder and, if so, the amount and duration of such Benefits, (iii) to make any other decisions required in connection with the ongoing administration of the Plan, and (iv) to add and delete investment funds in accordance with Section
7.3. The Plan Administrator's determination of the rights of any Employee or former Employee or Nonemployee Director or former Nonemployee Director or Beneficiary hereunder shall be final and binding on all persons, subject only to the provisions of Sections 12.3 and 12.4 hereof.

                  (b) Delegation of Duties. The Plan Administrator may delegate any of its administrative duties, including, without limitation, duties with respect to the processing, review, investigation, approval and payment of Benefits, to a named administrator or administrators.

         SECTION 12.2. Regulations. The Plan Administrator shall promulgate any rules and regulations he deems necessary in order to carry out the purposes of the Plan or to interpret the provisions of the Plan; provided, however, that no rule, regulation or interpretation shall be contrary to the provisions of the Plan. The rules, regulations and interpretations made by the Plan Administrator shall, subject to the provisions of Sections 12.3 and 12.4 hereof be final and binding on all persons.

         SECTION 12.3. Claims Procedures. The Plan Administrator shall determine the rights of any Employee or former Employee or Nonemployee Director or former Nonemployee Director or Beneficiary to any Benefits hereunder. Any person who believes that he has not received the Benefits to which he is entitled under the Plan may file a claim in writing with the Plan Administrator. The Plan Administrator shall, no later than 90 days after the receipt of a claim (plus an additional period of 90 days if required for processing, provided that notice of the extension of time is given to the claimant within the first 90 day period), either allow or deny the claim in writing. If a claimant does not receive written notice of the Plan Administrator's decision on his claim within the above-mentioned period, the claim shall be deemed to have been denied in full.

         A denial of a claim by the Plan Administrator, wholly or partially, shall be written in a manner calculated to be understood by the claimant and shall include:

                  (a)      the specific reasons for the denial;

                  (b) specific reference to pertinent Plan provisions on which the denial is based;

                  (c) a description of any additional material or information necessary for the claimant to perfect the claim and an explanation of why such material or information is necessary; and

                  (d)      an explanation of the claim review procedure.

         A claimant whose claim is denied (or his duly authorized representative) may within 60 days after receipt of denial of a claim file with the Plan Administrator a written request for a review of such claim. If the claimant does not file a request for review of his claim within such 60-day period, the claimant shall be deemed to have acquiesced in the original decision of the Plan Administrator on his claim. If such an appeal is so filed within such 60-day period, the Company (or its delegate) shall conduct a full and fair review of such claim.

         The Company shall mail or deliver to the claimant a written decision on the matter based on the facts and the pertinent provisions of the Plan within 60 days after the receipt of the request for review (unless special circumstances require an extension of up to 60 additional days, in which case written notice of such extension shall be given to the claimant prior to the commencement of such extension). Such decision shall be written in a manner calculated to be understood by the claimant, shall state the specific reasons for the decision and the specific Plan provisions on which the decision was based and shall, to the extent permitted by law, be final and binding on all interested persons. If the decision on review is not furnished to the claimant within the above-mentioned time period, the claim shall be deemed to have been denied on review.

         SECTION 12.4. Revocability of Plan Administrator/Employer Action. Any action taken by the Plan Administrator or an Employer with respect to the rights or benefits under the Plan of any person shall be revocable by the Plan Administrator or the Employer as to payments not yet made to such person, and acceptance of any Benefits under the Plan constitutes acceptance of and agreement to the Plan Administrator's or the Employer's making any appropriate adjustments in future payments to such person (or to recover from such person) any excess payment or underpayment previously made to him.

         SECTION 12.5. Amendment. The Committee may at any time (without the consent of an Employer) amend any or all of the provisions of this Plan, except that (a) no such amendment may adversely affect any Participant's Benefit as of the date of such amendment and (b) no such amendment may suspend the crediting of earnings on the balance of a Participant's Account, until the entire balance of such Account has been distributed, in either case, without the prior written consent of the affected Participant. Any amendment shall be in the form of a written instrument executed by an authorized officer of the Company on the order of the Committee. In addition, the Plan Administrator shall have the authority to adopt (i) amendments to the Plan in order to comply with the requirements of applicable laws and regulations, and (ii) any other amendments that are consistent with the overall compensation and benefit policies of the Company. Subject to the foregoing provisions of this Section, such amendment shall become effective as of the date specified in such instrument or, if no such date is specified, on the date of its execution.

         SECTION 12.6.     Termination.

                  (a) The Committee, in its sole discretion, may terminate this Plan at any time and for any reason whatsoever, except that (i) no such termination may adversely affect any Participant's Benefit as of the date of such termination, and (ii) no such termination may suspend the crediting of earnings on the balance of a Participant's Account, until the entire balance of such Account has been distributed, in either case, without the prior written consent of the affected Participant. Any such termination shall be expressed in the form of a written instrument executed by an authorized officer of the Company on the order of the Committee. Subject to the foregoing provisions of this Subsection, such termination shall become effective as of the date specified in such instrument or, if no such date is specified, on the date of its execution. Written notice of any termination shall be given to the Participants as soon as practicable after the instrument is executed.

                  (b) Notwithstanding anything in the Plan to the contrary, in the event of a termination of the Plan, the Company, in its sole and absolute discretion, shall have the right to change the time and form of distribution of Participants' Benefits, including requiring that all amounts credited to Participants' Accounts hereunder be immediately distributed in the form of a lump sum payment.

                  (c) Any Employer (other than the Company) that adopts the Plan may elect to withdraw from the Plan and such withdrawal shall constitute a termination of the Plan as to such Employer provided, however, that such terminating Employer shall continue to be an Employer for the purposes hereof as to Participants or Beneficiaries to whom it owes obligations hereunder. Such withdrawal and termination shall be expressed in an instrument executed by the terminating Employer on authority of its Board of Directors (or the applicable Committee thereof) and filed with the Plan Administrator, and shall become effective as of the date designated in such instrument or, if no such date is specified, on the date of its execution. Notwithstanding any other provision of the Plan, if an Employer (other than the Company) ceases to be a member of the Controlled Group, the Plan shall automatically terminate with respect to such Employer and all vested amounts credited to the Accounts of Employees of such Employer shall be immediately payable in the form of a lump sum payment or any applicable form of payment pursuant to the Participant's election, which shall thereupon become effective, or transferred to appropriate accounts established under a successor plan by said Employer.

         Executed as of the Effective Date.


                                      CHOICEPOINT INC.


                                      By:
                                         --------------------------------------
                                      Title:
                                            -----------------------------------